Exhibit 99.2 Enterprise Financial Services Corp Strategic Combination with Trinity Capital Corporation November 1st, 2018

Forward-Looking Statements Some of the information in this presentation contains certain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding Enterprise Financial Services Corp ("EFSC“ or the “Company”), including its wholly owned subsidiary Enterprise Bank & Trust, Trinity Capital Corporation (“Trinity"), including its wholly owned subsidiary Los Alamos National Bank and the proposed merger. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: the expected cost savings, synergies and other financial benefit from the merger might not be realized within the expected time frames or at all; governmental approval of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; conditions to the closing of the merger may not be satisfied; the shareholders of Trinity may fail to approve the merger. Annualized pro forma, projected and estimated numbers in this investor presentation are used for illustrative purposes only, and not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." Additional Information About the Merger and Where to Find It In connection with the proposed merger transaction, EFSC will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Trinity, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement, as well as any amendments or supplements to those documents, when it becomes available, because they will contain important information about the proposed merger. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and Trinity, may be obtained at the SEC’s Internet site (www.sec.gov). EFSC and Trinity and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Trinity in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018. Information concerning Trinity’s participants is set forth in the definitive proxy statement, dated April 20, 2018, for Trinity’s 2018 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 2

Executive Summary P Financially and strategically compelling with conservative assumptions P Low-cost, low-beta funding driven by proven relationship-based business model P Substantial and defensible deposit market share in Los Alamos and Santa Fe P Highly efficient, branch-light deposit franchise P Remediation of legacy regulatory issues positions Trinity to focus on growth P De-risks overall funding and liquidity profile P Further strengthens ability to achieve current loan growth expectations P Additional growth opportunities identified, but not modeled 3

Trinity Overview Company Overview Los Alamos Los Alamos, NM Branches: 2 . Founded in 1963 by local investors to provide full-service banking to the community that developed around the Los Alamos National Laboratory Deposits: $663 million Santa Fe, NM . Headquartered in Los Alamos, New Mexico . Operates 6 branches in the Los Alamos (2), Santa Fe (3), and Albuquerque (1) Branches: 3 New Mexico MSAs Deposits: $438 million . Legacy regulatory issues resolved, and well on track to improve financial performance: ‒ The Federal Reserve Bank of Kansas City lifted its written agreement in February 2018 Branches: 1 ‒ OCC consent order against subsidiary Los Alamos National Bank lifted in Deposits: $27 million November 2017 Albuquerque, NM ‒ Reduced noninterest expense from 4.0% of average assets in Q1 2017 to 2.8% in Q2 2018 Deposit Market Share by MSA Select Financial Metrics MSA Market Rank Market Share Total Assets $1,284 million Total Deposits $1,124 million Los Alamos 1 84% Gross Loans $721 million % Core Deposits (1) 98.3% Santa Fe 4 14% Loans / Deposits 64.1% Cost of IB Deposits 15 bps Albuquerque 17 < 1% Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted. (1) Core deposits defined as total deposits, less time deposits with balances greater than $250,000. 4

Trinity’s Improving Financial Performance Enforcement Investment in Compliance and Risk Infrastructure Run Rate Actions Lifted Noninterest Expense ($ in millions) % of Average Assets $56.5 $49.6 $48.9 $46.4 $36.7 Rationalization 3.79% 3.46% 3.48% 3.51% of Expense 2.86% Base… FY 2014 FY 2015 FY 2016 FY 2017 Annualized YTD Q2 2018 Adjusted Pre-Provision Net Revenue ($ in millions) % of Average Assets $15.3 …Driving 1.19% Substantial $5.9 Improvement in $3.8 $2.3 (1) 0.44% Profitability (0.04%) 0.16% 0.27% ($0.6) FY 2014 FY 2015 FY 2016 FY 2017 Annualized YTD Q2 2018 Source: S&P Global Market Intelligence. Financial data based on bank-level Call Report filings. (1) Adjusted Pre-Provision Net Revenue defined as net interest income, plus nonint. income (excl. net gains on sales of loans, OREO, and other assets), less nonint. expense. 5

Trinity’s Valuable Deposit Franchise Cost of Interest-Bearing Deposits Q3 2016 – Q2 2018 Deposit Beta (1) 0.97% 36% 0.77% Low-Cost, 21% Low-Beta Deposit Franchise 0.15% (3%) Trinity EFSC $1-3 billion U.S. Trinity EFSC $1-3 billion U.S. Commercial Bank Commercial Bank Aggregate Aggregate Deposits per New Mexico Branch ($ in millions) Highly $188 $180 Efficient Deposit Gathering $104 $96 $73 Network $57 $53 $51 $51 $32 Trinity BAC WFC BOKF HTLF BNP First Artesia BBVA USB WAFD Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted. (1) Deposit beta represents change in cost of interest-bearing deposits (as measured at bank-level) over change in the average daily Fed Funds rate on a quarterly basis. 6

Trinity's Core New Mexico Markets (1)

Los Alamos

- Located ~100 miles northeast of Albuquerque and ~30 miles northwest of Santa Fe
- Los Alamos National Laboratory is the region's largest employer
  - Highly educated workforce required to operate the laboratory, which contributes to distinctly educated and wealthy retail banking client base
  - Replacement value is estimated to be approximately $14.2 billion
- 2.7% county unemployment rate as of May 2018

Santa Fe

- Located ~60 miles northeast of Albuquerque (access via I-25) and ~30 miles southeast of Los Alamos
- Santa Fe is the capital of New Mexico, and the government is a primary local employer
- Santa Fe County has a population of ~150,000
- 3.4% county unemployment rate as of May 2018

Attractive Relative Market Demographics

Median Household Income



($ in thousands)
$112
$63
$65
$63
Los Alamos
Santa Fe
EFSC Aggregate
U.S. Aggregate

Population Growth



2010-2019
2019-2024 Projected
7%
4%
4%
2%
3%
2%
7%
4%
Los Alamos
Santa Fe
EFSC Aggregate
U.S. Aggregate

Source: Los Alamos National Laboratory, Moody's, S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Excludes Albuquerque, New Mexico where Trinity maintains 1 branch with $27 million of deposits.

7

Transaction Highlights

Compelling Strategic Rationale

- Combination with largest community bank headquartered in New Mexico provides for efficient expansion of deposit gathering capabilities into attractive underlying markets
- Meaningfully strengthens balance sheet and funding profile with the addition of over $1.1 billion in stable low-cost, low-beta deposits
  - Almost $400 million of excess liquidity available to meet existing loan growth demand
  - 15 bps cost of interest-bearing deposits and -3% deposit beta through current cycle (1)
- Deliberate, targeted footprint in three attractive New Mexico markets (Los Alamos, Santa Fe, Albuquerque) with substantial deposit market share and brand relevance
  - Well-established deposit franchise ($188 million of average deposits per branch) driven by deeply rooted, relationship-driven presence in local markets
- Complementary models and cultures across commercial banking and trust and wealth management businesses

Attractive Financial and Transaction Metrics (2)

- EPS Accretion:
  - 2019E Operating: ~3% (3); 2020E GAAP: ~8%
- TBVPS Earnback Period: ~3 years
- Internal Rate of Return: >20%
- Core Deposit Premium Paid: 9.7% (4)

Source: S&P Global Market Intelligence. Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.

(1) Deposit beta represents change in cost of int.-bearing deposits (as measured at bank-level) over change in the average daily Fed Funds rate on a quarterly basis for 3Q16-2Q18.
(2) Transaction metrics include impact of currently estimated loan rate mark of ~0.5%.
(3) Operating EPS excludes ~$11.7 million after-tax merger charge.
(4) Transaction value based on EFSC's closing share price of $43.45 on October 31st, 2018; Core deposits defined as total deposits, less time deposits with balances greater than $250,000; Tangible book value includes value of stock owned by Trinity's Employee Stock Ownership Plan ("ESOP").

8

Transaction Summary Buyer . Enterprise Financial Services Corp Seller / Target . Trinity Capital Corporation / Los Alamos National Bank . 0.1972 shares of EFSC common stock and $1.84 cash for each share of Trinity common stock Consideration . Implies 82% stock / 18% cash consideration mix (1) Transaction Value (1) . $213 million (2), or $10.41 per share of Trinity common stock . Price / Tangible Book Value: 2.02x (3) Transaction Pricing (1) . Price / 2019E EPS: 17.2x; 9.6x including fully-phased after-tax cost savings . Core Deposit Premium: 9.7% (3) (4) Pro Forma Ownership . 85% EFSC stockholders / 15% Trinity stockholders . Trinity Directors Tony Scavuzzo and James Deutsch to join the Board of Directors of EFSC Board Representation . Trinity Chairman James Goodwin to join the Board of Directors of Enterprise Bank & Trust Required Approval . Trinity’s stockholder approval and Customary regulatory approvals Expected Closing . March – April 2019 Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted. (1) Transaction value based on EFSC’s closing share price of $43.45 on October 31st, 2018. (2) Aggregate transaction value includes value of 7,500 restricted stock units to be retired entirely in cash at the closing purchase price per share. (3) Tangible book value includes value of stock owned by Trinity’s ESOP. (4) Core deposits defined as total deposits, less time deposits with balances greater than $250,000. 9

Key Transaction Assumptions [1]

Cost Savings	▪ $13 million or 36% of Trinity's 2019E noninterest expense ▪ 50% realized in 2019, 100% thereafter
Fair Value Adjustments	▪ Loan Credit Mark: ~$12 million, or 1.7%, net of loan loss reversal ▪ Loan Rate Mark: ~$4 million, or 0.5%, accreted into earnings based on estimated portfolio life ▪ Securities Mark: ~$17 million, inclusive of unrealized losses, to achieve 3.5% effective yield ▪ Fixed Assets Write-up: ~$9 million, depreciated straight-line over 15 years ▪ TruPS Mark: ~$4 million ▪ Other: ~($6) million of other net purchase accounting adjustments, excluding CDI
Core Deposit Intangible	▪ ~$24 million, or 2.2% of core deposits [2], amortized using 10-year sum-of-the-years-digits
Balance Sheet Repositioning	▪ Balance sheet repositioned to meet existing loan demand and return to normalized composition via transition of securities to loans over projection horizon
Merger Costs	▪ ~$5.5 million one-time transaction costs fully recognized through tangible book value at close ▪ ~$15.5 million of remaining one-time costs fully recognized in 2019
Tax Rate	▪ 24.7% incremental tax rate

Financial data as of or for the quarter ending June 30th, 2018, unless otherwise noted.
(1) Figures presented on a pre-tax basis, unless otherwise noted.
(2) Core deposits defined as total deposits, less time deposits with balances greater than $250,000.

10

Efficient Capital Deployment and Low-Risk Execution

Efficient Capital Deployment	▪ Base transaction (~82% stock) represents strategic deployment of ~$40 million of excess capital, while maintaining a modest TBVPS earnback period (~3 years) and strong pro forma capital ratios – 100% stock transaction would have reduced TBVPS earnback period to ~2 years or less ▪ Substantial combined earnings and capital generation capabilities maximizes future optionality
Sticky, Granular Deposit Base De-Risks Funding Profile	▪ Over 58,000 retail accounts with balances of $250,000 or less (~75% of total deposits) (1) ▪ Long-standing, in-market relationships strengthened via high branch-level customer activity – 84% and 14% deposit market share in Los Alamos and Santa Fe markets, respectively ▪ Reduces loans / deposits from 100% to 93% and cost of total deposits from 72 bps to 60 bps (1)
Talented In-Market Team	▪ Retaining strong leadership team with deep experience in New Mexico markets ▪ Customer-facing associates will be trained in the additional products and services the combined platform can offer its consumer and business customers
Extensive Due Diligence	▪ Extensive due diligence coordinated and led by key executives, with full engagement of external counsel and financial advisor ▪ Comprehensive compliance and risk assessment, with integration planning well in process ▪ Credit review scope encompassed 420 loans representing ~65% of total loan commitments

Source: S&P Global Market Intelligence.

(1) Financial data based on bank-level Call Report filings as or for the quarter ending June 30th, 2018.

11

Appendix

Pro Forma Loan and Deposit Composition EFSC Trinity Pro Forma Combined (2) 6% 3% 3% 9% 6% 2% 2% 9% 7% 7% C&I 8% CRE 10% 42% (1) 1-4 Family 47% CLD 22% Multifamily Loans Other 53% 29% 33% Gross Loans: $4.3 billion Gross Loans: $0.7 billion Gross Loans: $5.0 billion Loan Yield: 5.00% Loan Yield: 4.91% Loan Yield: 4.99% 4% 3% 2% 2% 1% 3% 3% 8% 12% 7% MMDA/Savings 12% (1) 12% Retail TD Demand Jumbo TD Deposits NOW/Trans. 73% 75% 83% Total Deposits: $4.3 billion Total Deposits: $1.1 billion Total Deposits: $5.4 billion Cost of Deposits: 0.72% Cost of Deposits: 0.15% Cost of Deposits: 0.60% (1) Source: S&P Global Market Intelligence. Financial data based on bank-level Call Report filings as or for the quarter ending June 30th, 2018. (2) Pro forma combined figures as of for the quarter ending June 30th, 2018, and exclude purchase accounting and other merger-related adjustments. 13

Pro Forma Capital Ratios EFSC Trinity Pro Forma (June 30th, 2018) (June 30th, 2018) At Close (1) Tangible Common Equity to Tangible Assets 8.3% 8.2% ~8.3% Common Equity Tier 1 Ratio 9.3% 13.0% ~9.7% Tier 1 Capital Ratio 10.7% 15.9% ~11.2% Total Risk-Based Capital Ratio 12.6% 17.2% ~12.8% Tier 1 Leverage Ratio 10.0% 10.8% ~10.0% Source: S&P Global Market Intelligence. Financial data based on consolidated holding company Y9-C filings as of June 30th, 2018, unless otherwise noted. (1) Pro forma combined capital ratios as of March 31st, 2019, and include estimated purchase accounting and other merger-related adjustments. 14

Trinity Summary Historical Financial Statements

Balance Sheet

($ in thousands)	12/31/2014	12/31/2015	12/31/2016	12/31/2017	6/30/2018
Total Cash & Securities	$475,196	$513,901	$567,809	$512,020	$479,112
Gross Loans	916,179	842,830	785,490	700,145	720,766
Loan Loss Reserve	24,783	17,392	14,352	13,803	10,444
Net Loans	891,396	825,438	771,138	686,342	710,322
Total OREO	13,980	8,346	8,436	6,432	5,870
Total Intangibles	7,457	6,884	6,907	2	2
All Other Assets	58,177	44,416	71,336	84,776	88,510
Total Assets	$1,446,206	$1,398,985	$1,425,626	$1,289,572	$1,283,816
Total Deposits	$1,282,593	$1,253,958	$1,215,089	$1,133,851	$1,123,843
Total Borrowings	61,627	41,627	41,627	39,241	45,965
All Other Liabilities	18,964	24,409	31,610	10,934	8,504
Total Liabilities	1,363,184	1,319,994	1,288,326	1,184,026	1,178,312
Preferred Equity	36,385	36,740	74,008	-	-
Common Equity [(1)]	46,637	42,251	63,292	105,546	105,504
Total Liabilities & Equity	$1,446,206	$1,398,985	$1,425,626	$1,289,572	$1,283,816

Income Statement

($ in thousands)	FY 12/31/2014	FY 12/31/2015	FY 12/31/2016	FY 12/31/2017	YTD 6/30/2018
Interest Income	$52,404	$47,811	$47,854	$46,127	$22,100
Interest Expense	7,356	5,876	5,353	4,416	2,017
Net Interest Income	45,048	41,935	42,501	41,711	20,083
Noninterest Income	9,067	10,557	11,079	8,485	5,430
Operating Revenue	54,115	52,492	53,580	50,196	25,513
Noninterest Expense	56,938	50,082	49,527	47,228	18,727
Pre-Provision Net Revenue	(2,823)	2,410	4,053	2,968	6,786
Gain (Loss) on Securities	1	4	184	(1,248)	-
Provision Expense	2,000	500	1,800	(1,220)	(480)
Pre-Tax Income	(4,822)	1,914	2,437	2,940	7,266
Income Tax Expense	1,170	-	(13,676)	8,730	1,276
Net Income	($5,992)	$1,914	$16,113	($5,790)	$5,990

Source: S&P Global Market Intelligence. Financial data based on consolidated holding company Y9-C filings.
(1) Common equity includes value of stock owned by Trinity's ESOP ($5.3 million as of June 30th, 2018).

15